                                  FORM 8-K/A
                                Amendment No. 1
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934


       Date of Report (Date of earliest event reported)  January 8, 1997
                                                        -----------------


                            KALAN GOLD CORPORATION
                  Formerly known as Knight Natural Gas, Inc.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



            Colorado                       0-25658               84-1357927
---------------------------------        ------------        -------------------
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)



                              Tower I, Suite 340,
                            12835 E. Arapahoe Road
                           Englewood, Colorado 80112
            ------------------------------------------------------
             (Address of principal executive offices and Zip Code)



                                (303) 706-1606
            ------------------------------------------------------
              (Registrant's telephone number including area code)

                                   FORM 8-K
                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         The Registrant had engaged the firm of Cordovano and Company, CPA's as previously reported on Form 8-K. In the interim period from the date of engagement to the date of resignation of Kish, Leake and Associates, the Registrant's former CPA's, the Registrant and the former auditor had no disagreements nor other events reportable under Item 304 of Regulation S-K. Further, the former auditor's report on the financial statements for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. A copy of a letter from Kish, Leake and Associates confirming the above disclosure is attached hereto.

Item 5.  OTHER EVENTS
         Not Applicable

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
         Not Applicable

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       KALAN GOLD CORPORATION



Dated: January 8, 1997                 By: /s/  James H. Baum
                                           ----------------------------------
                                                James H. Baum
                                                President and Chief Executive
                                                Officer

January 8, 1997


Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549



We would like to inform you that we have read the disclosures provided by Knight Natural Gas, Inc. in its filing of form 8-K dated January 8, 1997 and that there are no disagreements regarding the statements made under Item 4 - Changes in Registrant's Certifying Accountant.


Sincerely,


Kish, Leake & Associates P.C.